Kemper Diversified
Income Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1995

Offering investors the opportunity for high current return

"Our optimism about the economy made us 'lonesome company' in the market but provided opportunities to purchase longer-maturity investments at favorable prices."


[KEMPER LOGO]

Table of
 Contents

3
General
Economic Overview
6
Performance Update
9
Portfolio Statistics
10
Terms to Know
11
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
26
Financial Highlights

At A Glance

Kemper Diversified Income Fund Total Returns for the year ended
October 31, 1995 (unadjusted for any sales charge):


                                                 LIPPER
                                               GENERAL BOND
                                              FUNDS CATEGORY
          CLASS A      CLASS B      CLASS C      AVERAGE*
-------------------------------------------------------------
14%       12.90%        11.87%       11.95%        13.12%
12
10
8
0

Net Asset Value

                                  AS OF            AS OF
                                10/31/95         10/31/94
KEMPER DIVERSIFIED
INCOME FUND CLASS A               $5.98            $5.77
----------------------------------------------------------
KEMPER DIVERSIFIED
INCOME FUND CLASS B               $5.98            $5.77
----------------------------------------------------------
KEMPER DIVERSIFIED
INCOME FUND CLASS C               $6.00            $5.79
----------------------------------------------------------

KEMPER DIVERSIFIED INCOME FUND RANKINGS

COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL BOND FUNDS CATEGORY*

                     1-YEAR                5-YEAR         10-YEAR
-----------------------------------------------------------------------
CLASS A          #28 of 62 funds           #1 of 15         #3 of 8
-----------------------------------------------------------------------
CLASS B          #46 of 62 funds           N/A              N/A
-----------------------------------------------------------------------
CLASS C          #44 of 62 funds           N/A              N/A
-----------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

DIVIDEND AND YIELD REVIEW
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1995.

                                  CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------------
1 YEAR INCOME:                    $0.4980          $0.4445          $0.4511
------------------------------------------------------------------------------
OCTOBER DIVIDEND:                 $0.0415          $0.0369          $0.0373
------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:                  8.33%            7.40%            7.46%
------------------------------------------------------------------------------
SEC YIELD+:                          7.10%            6.50%            6.59%
------------------------------------------------------------------------------


+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is the best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.
         Specifically, your report now includes:

-        Terms you need to know related to your fund
-        A look at your fund's portfolio composition and how it has changed
-        The years to maturity of the fund's underlying investments.
         If you have any comments about the revised format or if you have suggestions for additional changes, please write to:
         Kemper Mutual Funds
         Shareholder Communications
         120 South LaSalle Street
         Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]
STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.
         We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
         The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
         Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK
Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
         We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.
         As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
         International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
         The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                Now (10/31/95)          6 months ago            1 year ago           2 years ago
10-year Treasury rate(1)            6.04                    6.63                    7.96                5.72
Prime rate(2)                       8.75                    9.00                    8.15                6.00
Inflation(3)                        2.74                    3.18                    2.60                2.74
Dollar(4)                          -1.05                  -10.02                   -5.65                1.23
Capital goods orders(5)*            7.60                   17.84                   13.93               23.75
Industrial production(6)            2.20                    3.31                    6.58                2.98
Employment growth(7)                1.79                    2.30                    3.25                2.47



1 Falling interest rates in recent years have been a big plus for financial assets.
2   The interest rate that commercial lenders charge their best borrowers.
3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
4   Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
5   These influence corporate profits and equity performance.
6   An influence on corporate profits and equity performance.
7   An influence on family income and retail sales.

*   Data as of September 30, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

         We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
         Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
         With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income matkets to react with enthusiasm if progress can be made.
         With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.


Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

Management Team

                        KEMPER DIVERSIFIED INCOME FUND
                          PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. Patrick Beimford joined Kemper Financial Services, Inc. in 1976 and is now executive vice president, chief investment officer -- fixed income and portfolio co-manager of the Kemper Diversified Income Fund. Mr. Beimford received his bachelor of science and industrial management degree from Purdue University and went on to receive his M.B.A. from the University of Chicago.

[CESSINE PHOTO]
Robert Cessine joined Kemper Financial Services, Inc. (KFS) in 1993 and is now a senior vice president of KFS and the portfolio co-manager of Kemper Diversified Income Fund. Mr. Cessine received both his B.S. and M.B.A. degrees from the University of Wisconsin. He also is a Chartered Financial Analyst.

[JOHNS PHOTO]
Gordon Johns joined Kemper in 1988 and is now the managing director of Kemper Investment Management Company Limited, London, and is portfolio co-manager of Kemper Diversified Income Fund. Mr. Johns graduated from Balliol College, Oxford, with a B.A. in law.

[McNAMARA PHOTO]
Mike McNamara has been with Kemper Financial Services, Inc. since 1972 and is now senior vice president and portfolio co-manager of the Kemper Diversified Income Fund. Mr. McNamara graduated with a B.S. in Business Administration from the University of Missouri and went on to receive his M.B.A. from Loyola University.

[RESIS PHOTO]
Harry Resis joined Kemper Financial Services, Inc. in 1988 and is now a senior vice president of KFS and portfolio co-manager of Kemper Diversified Income Fund. Mr. Resis received a B.A. in Finance from Michigan State University.

[TRUTTER PHOTO]
Jonathan Trutter has been with Kemper Financial Services, Inc. (KFS) since 1989. He is now a first vice president of KFS and the portfolio co-manager of Kemper Diversified Income Fund. He manages the emerging markets portion of the fund. Mr. Trutter received his bachelor's degree with dual majors in East Asian Languages and International Relations from the University of Southern California. He went on to receive a master's of management degree from Kellogg Graduate School of Northwestern University.

Performance Update

THE PORTFOLIO MANAGEMENT TEAM OF KEMPER DIVERSIFIED INCOME FUND EXPLAINS ITS BULLISHNESS ON THE ECONOMY AT THE START OF THE YEAR AND HOW ITS LONGER-MATURITY INVESTMENT STRATEGY BOLSTERED PERFORMANCE THROUGHOUT THE YEAR.

Q. THE FUND'S FISCAL YEAR -- NOVEMBER 1, 1994, THROUGH OCTOBER 31, 1995 -- WAS A PERIOD WHERE WE SAW BOTH RISING AND FALLING INTEREST RATES AND A SLOWING OF ECONOMIC GROWTH. HOW DID THIS ENVIRONMENT IMPACT THE FUND'S PERFORMANCE?

A. At the start of the year, interest rates were rising and investors in the bond market were anticipating further interest rate hikes and a higher rate of inflation -- both of which hurt fixed-income investments. Shorter maturity investments were being favored by the market because they are generally less sensitive to interest rate changes.
    Despite the consensus that interest rates would continue to rise, we made a 180-degree turn from the market and our previous economic outlook by extending the maturity of the fund's portfolio and positioning it to take advantage of what we believed would be a decline in interest rates. We were confident that an economic slowdown and lower interest rates would be the result of higher interest rates that prevailed in 1994. Our optimism made us "lonesome company" in the market but provided opportunities to purchase longer-maturity investments at favorable prices. And our assumption was correct -- rates began to fall in December and the fund outperformed the average return of its peers during the first quarter of 1995.
    Our decision to stay fully invested in longer-maturity assets was tested throughout the year. At several points, conflicting economic data spurred a sell-off of longer-maturity assets within the market. Yet we stuck to our longer-term strategy because we were undaunted in our belief that economic growth would continue to slow and that inflation would not become a problem. These sell-offs hurt the fund's performance as prices fell, but only temporarily. Our conviction to "stay long" was rewarded as the slow growth and declining rate economic cycle continued throughout the fiscal year.

Q. CONSISTENT WITH THE DECISION ANNOUNCED TO SHAREHOLDERS IN JUNE 1994, THE FUND NOW INVESTS IN HIGH YIELD BONDS, FOREIGN BONDS AND U.S. GOVERNMENT BONDS. THIS WAS THE FIRST FULL YEAR THAT THE FUND INVESTED IN MULTIPLE SECTORS. HOW DID SHAREHOLDERS BENEFIT FROM THE NEW EMPHASIS?

A. The diversification among investments enhanced the fund's return and also exposed shareholders to less risk. Certain sectors outperformed others at different points during the year. Our flexibility helped us to adjust the fund's exposure to favor the better performing sectors at different points in time. For instance, performance of high yield bonds was strong during the first six months of the year. In April, at its highest point, 32 percent of the fund was invested in high yield bonds. We began to reduce the fund's high yield holdings in May when their performance began to moderate and the government bond market began to rally. By August, high yield bonds represented 24 percent of the portfolio and U.S. Treasuries and mortgages accounted for 27 percent, up from 12 percent of the fund's portfolio in April.

Q. AS PART OF THE MOVEMENT TO A MULTISECTOR FUND, PORTFOLIO MANAGEMENT SHIFTED TO A TEAM APPROACH IN APRIL. HAVE ANY MAJOR ADJUSTMENTS BEEN MADE TO THE FUND'S INVESTMENT STRATEGY AS A RESULT OF THE NEW TEAM APPROACH?

A. The asset allocation of the fund -- the level of investments in each sector -- is determined with the aid of a proprietary computer model and a team of sector-specific portfolio managers and analytical specialists. The computer model's analysis considers economic factors such as interest rates, the strength of the economy and the relative valuations -- and attractiveness -- of the fund's potential investments. This model helps us determine the appropriate asset allocation but it's the manage-

Performance Update

ment team that enhances the investment selection by using its specialized sector knowledge and understanding of market expectations. The collaborative efforts of these resources played a critical role this year in working to fine-tune the fund's investment strategy.
    As a result of this interaction, we've defined specific investment ranges for each sector -- and made subsequent adjustments as needed. For example, after significant volatility in the emerging markets sector early in the year, we limited these investments to a maximum of 10 percent of the portfolio. That's almost half of what we held at the start of the fiscal year when emerging markets accounted for 18 percent of the fund's assets. With 10 percent invested in emerging markets, the fund can benefit from the sector's high return potential but we've reduced the fund's exposure to this sector's volatility.

Q.  WHAT SECTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE THIS YEAR?

A. Foreign currency bonds, high yield bonds and U.S. government securities were all superior performers during different points of the year.
    The foreign currency bond sector was particularly strong during the first quarter of 1995 as the U.S. dollar weakened against other major currencies.
Even since the dollar's recent strengthening, these holdings have continued to provide positive returns.
    High yield investments also performed exceptionally well during the first six months of 1995. At the start of the year, we were invested in cyclical bond issues. Cyclical industries are those that flourish when the economy expands because they produce or support the production of discretionary goods, such as new homes or automobiles. By bucking the market's defensive investment strategy, we were able to purchase cyclical issues at very attractive prices. When interest rates began to fall and fears of a recession diminished, these issues were strong performers.
    In May and throughout the rest of the fiscal year, the government market was the place to be. Falling interest rates and slower economic growth spurred a government rally in May. We were positioned to exploit this through our longer maturity strategy and our relatively high position in long-term government securities (11 percent in Treasuries and 12 percent in mortgages). Since that time, Treasuries have continued to perform well and at the end of the fiscal year, government securities -- 22 percent in Treasuries and 11 percent in government-backed mortgages -- accounted for 33 percent of the portfolio.

Q.  WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

A. At the start of the fiscal year, we were very excited about the fund's emerging markets investments because of their high return potential. Unfortunately, the devaluation of the peso, political turmoil in Argentina and the overall volatility in these markets hurt returns sporadically throughout the year. However, losses from this sector were often followed by strong returns. Volatility will always be a concern, but we remain bullish on the potential for returns from holdings in emerging markets.

Q.  DO YOU ANTICIPATE THAT NEXT YEAR WILL BE AS POSITIVE?

A. The economic outlook is very good. We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. Further contributing to this scenario is the likelihood that a meaningful balanced federal budget agreement will be reached. If that happens, it is possible that interest rates may move even lower during 1996. This would be a very positive environment for fixed-income investments.

Q.  WHAT ARE SOME OF THE RISKS TO THAT ASSUMPTION?

A. The principal risk would be that economic growth significantly accelerates but, at this point, that's not what the economic data suggest. Exports and housing construction markets are somewhat strong but it is unlikely that these two forces alone could move the economy in a different direction. If the economy would take off, we'd shorten the average maturity of the fund and probably increase our level of mortgage investments, which generally perform better than Treasuries when interest rates rise.

Performance Update


AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                            LIFE OF
                                  1-YEAR   5-YEAR  10-YEAR   CLASS
----------------------------------------------------------------------------------
KEMPER DIVERSIFIED
INCOME FUND A                     7.86%    18.37%  9.74%    10.52% (SINCE 6/23/77)
----------------------------------------------------------------------------------
KEMPER DIVERSIFIED
INCOME FUND B                     8.87     N/A     N/A       6.44  (SINCE 5/31/94)
----------------------------------------------------------------------------------
KEMPER DIVERSIFIED
INCOME FUND C                     11.95%   N/A     N/A      8.70%  (SINCE 5/31/94)

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER DIVERSIFIED INCOME FUND CLASS A FROM 6/23/77 THROUGH 10/31/95

                                                    6/23/77    12/31/82    12/31/87     12/31/92     12/31/95
                                                    -------    --------    --------     --------     --------
KEMPER DIVERSIFIED INCOME FUND CLASS A1             10,000      17,567      23,586       46,770       $62,755
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+    10,000      15,116      26,938       44,787       $56,275
CONSUMER PRICE INDEX++                              10,000      16,079      19,012       23,377       $25,321

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER DIVERSIFIED INCOME FUND CLASS B FROM 5/31/94 THROUGH 10/31/95

                                                     5/31/94           12/31/94       10/31/95
                                                     -------           --------       --------
KEMPER DIVERSIFIED INCOME FUND CLASS B1              10,000            9,794          $10,927
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+     10,000           10,064          $11,680
CONSUMER PRICE INDEX++                               10,000           10,149          $10,420

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER DIVERSIFIED INCOME FUND CLASS C FROM 5/31/94 THROUGH 10/31/95

                                                     5/31/94          12/31/94        10/31/95
                                                     -------          --------        --------
KEMPER DIVERSIFIED INCOME FUND CLASS C1              10,000             9,816         $11,257
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX+     10,000            10,064         $11,680
CONSUMER PRICE INDEX++                               10,000            10,149         $10,420


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect your investment.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Diversified Income Fund performance to the Lehman Brothers Government/Corporate Bond Index, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the index.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corpo-

Portfolio Statistics

PORTFOLIO COMPOSITION

                              On 10/31/95      On 10/31/94
HIGH YIELD CORPORATES              29%              30%
EMERGING MARKETS                    5               18
FOREIGN CURRENCY BONDS             21               22
HIGH GRADE CORPORATES               4                2
MORTGAGES                          11                8
TREASURY NOTES & BONDS             22               --
CASH AND EQUIVALENTS                7               18
OTHER                               1                2
                                  100%             100%

                                 [PIE CHART]

- HIGH YIELD CORPORATES
- EMERGING MARKETS
- FOREIGN CURRENCY BONDS
- HIGH GRADE CORPORATES
- MORTGAGES
- CASH AND EQUIVALENTS
- OTHER


YEARS OF MATURITY

                             On 10/31/95      On 10/31/94
CASH AND EQUIVALENTS                7%             18%
0-1 YEARS                          --               2
1-10 YEARS                         60              47
10-20 YEARS                        16              25
20+ YEARS                          17               8
                                  100%            100%


                                        [PIE CHART]
- CASH AND EQUIVALENTS
-  0-1 YEARS
-  1-10 YEARS
- 10-20 YEARS
-    20+ YEARS

AVERAGE MATURITY


                                  On 10/31/95      On 10/31/94
AVERAGE MATURITY                  11.4 years       7.9 years


Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

-  Election of Trustees

                          For              Withheld
David W. Belin            78,737,633       2,914,999
Lewis A. Burnham          78,713,137       2,939,495
Donald L. Dunaway         78,729,468       2,923,164
Robert B. Hoffman         78,762,129       2,890,503
Donald R. Jones           78,729,468       2,923,164
David B. Mathis           78,729,468       2,923,164
Shirley D. Peterson       78,729,468       2,923,164
William P. Sommers        78,778,459       2,874,173
Stephen B. Timbers        78,786,625       2,866,007

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

   For           Against          Abstain
   76,609,123    1,373,317        3,670,192

-  Approval of new investment management agreement

   For           Against          Abstain
   74,505,397    2,490,062        4,657,173

-  Approval of new 12b-1 distribution plan

                 For              Against          Abstain
   Class B
   Shares        25,081,663       863,992          1,982,845
   Class C
   Shares           200,130         1,106              4,334


Terms To Know

BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Portfolio of Investments

KEMPER DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1995
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
                                                   PRINCIPAL
GOVERNMENT OBLIGATIONS                              AMOUNT           VALUE
--------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS      U.S. Treasury Notes
                          7.25%, 1996             $14,800          $15,043
                          9.375%, 1996             45,500           46,261
                          8.875%, 1999             11,000           12,019
                          6.125%, 2000             12,000           12,142
                          6.75%, 2000              41,500           42,991
                          7.75%, 2001              16,000           17,375
                          6.50%, 2005              14,000           14,483
                 U.S. Treasury Bonds
                          11.50%, 1995             20,000           20,041
                          7.25%, 2016              33,100           36,208
                          8.75%, 2017               1,500            1,886
                          7.625%, 2025             26,500           30,728
                 Federal National Mortgage
                   Association Certificates
                          6.50%, 2025              20,000           19,400
                 Government National Mortgage
                   Association Certificates
                          6.50%, 2025              34,000           33,044
                          7.00%, 2022-2026         14,609           14,480
                          7.50%, 2023-2024         16,869           17,091
                 =========================================================
                 TOTAL U.S. GOVERNMENT OBLIGATIONS--44.2%
                 (Cost $331,278)                                   333,192
                 =========================================================

FOREIGN GOVERNMENT
OBLIGATIONS

(PRINCIPAL AMOUNT IN LOCAL CURRENCY,
UNLESS OTHERWISE INDICATED)

                 Republic of Argentina,
                          (principal amount in U.S. dollars)
                          5.00%, 2023              13,750            6,579
                 Commonwealth of Australia
                          7.00%, 1998               6,000            4,467
                          8.75%, 2001               6,400            4,967
                          7.50%, 2005               7,000            4,911
                 Federal Republic of Brazil
                          (principal amount
                            in U.S. dollars)
                          8.00%, 2014              20,853           10,635
                          4.25%, 2024              24,400           11,803
                 Republic of Finland
                          11.00%, 1997             27,000            6,858
                          11.00%, 1999             18,000            4,778
                          9.50%, 2004              26,000            6,708
                 French Treasury
                          8.50%, 2000              28,900            6,349
                          8.50%, 2002              50,000           11,073
                          6.75%, 2003              13,000            2,601
                 Government of Ireland
                          6.25%, 1999               5,770            9,038
                          6.25%, 2004               7,095           10,210
                 Japan Development Bank,
                          6.50%, 2001             600,000            7,220
                 Government of the Netherlands
                          7.75%, 2000              17,000           11,668
                          8.25%, 2002              18,000           12,742
                          8.25%, 2007              14,500           10,305
                 Commonwealth of New Zealand
                          8.00%, 1998              10,000            6,726
                          6.50%, 2000               5,000            3,216
                          10.00%, 2002             14,000           10,539


Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                          PRINCIPAL
                                                AMOUNT             VALUE
--------------------------------------------------------------------------
                 Republic of Portugal
                          12.50%, 1998            460,000          $ 3,250
                          11.875%, 2000           540,000            3,809
                          10.625%, 2003           340,000            2,301
                 United Mexican States,
                          (principal amount in
                          U.S. dollars) 6.25%,
                          2019, with value
                          recovery rights
                          expiring 2003            15,400            9,047
                 =========================================================
                 TOTAL FOREIGN GOVERNMENT
                          OBLIGATIONS--24.1%
                 (Cost $169,754)                                   181,800
                 =========================================================


--------------------------------------------------------------------------
Corporate obligations
--------------------------------------------------------------------------
AEROSPACE - 1.2%
                 Fairchild Corporation,
                          12.00%, 2001            $ 1,975          $ 1,837
                 Fairchild Industries,
                          12.25%, 1999                100              103
                 K & F Industries, Inc.,
                          13.75%, 2001              5,225            5,434
                                                    =====            =====
                 RHI Holdings, 11.875%, 1999        1,415            1,380
                 =========================================================
                                                                     8,754

BROADCASTING, CABLESYSTEMS AND
PUBLISHING - 7.1%

                 Act III Broadcasting, Inc.,
                          9.625%, 2003                120              121
                 Adelphia Communications
                   Corporation,
                          12.50%, 2002              1,130            1,102
                 Affinity Group, Inc.,
                          11.50%, 2003              1,480            1,495
                 Alliance Entertainment,
                          11.25%, 2005                840              838
         (b)     Australis Media Corporation,
                          14.00%, 2003                900              650
         (b)     Bell Cablemedia PLC
                          11.95%, 2004              1,810            1,238
                          11.875%, 2005               800              482
                 Big Flower Press, Inc.,
                          10.75%, 2003              1,820            1,920
                 CF Cable TV Inc., 11.625%, 2005    1,250            1,347
                 Cablevision Systems Company
                          9.875%, 2013              1,180            1,227
                          9.875%, 2023                110              114
                 Century Communications
                          Corporation
                          9.50%, 2000                 300              304
                          11.875%, 2003             1,320            1,402
                          9.50%, 2005               1,270            1,283
                 Comcast Corporation
                          9.125%, 2006              2,620            2,676
                          9.50%, 2008                 810              834
                          10.625%, 2012               310              340
                 Continental Cablevision,
                          Inc., 9.50%, 2013         3,505            3,671
         (b)     Echostar Communications,
                          12.875%, with
                          warrants, 2004            4,680            3,019
                 Granite Broadcasting,
                          10.375%, 2005             1,180            1,215
         (b)     International Cabletel
                          Incorporated,
                          12.75%, 2005              2,840            1,739
                 Katz Corporation, 12.75%, 2002     1,235            1,365
         (b)     Neodata Services, 12.00%, 2003     1,500            1,354
                 News America Holdings, Inc.,
                          9.25%, 2013               4,000            4,551
         (b)     People's Choice TV Unit,
                          13.125%, 2004               180              100
                 Rogers Cablesystems Limited
                          9.625%, 2002                810              828
                          10.00%, 2005                750              784
                 Sinclair Broadcasting Group,
                          Inc., 10.00%, 2003        1,510            1,559
                 Tele-Communications Inc.,
                          9.80%, 2012               2,100            2,402
         (b)     Telewest PLC, 11.00%, 2007         3,300            1,939
                 Time Warner Inc., 8.375%, 2033     4,000            4,052
                 Univision TV, 11.75%, 2001           670              727


(DOLLARS IN THOUSANDS)

CORPORATE OBLIGATIONS


-------------------------------------------------------------------------
                                                 PRINCIPAL
CORPORATE OBLIGATIONS                             AMOUNT            VALUE
-------------------------------------------------------------------------
                 Viacom International Inc.,
                          8.00%, 2006             $ 3,500          $ 3,474
                 Videotron Groupe, 10.625%, 2005      550              582
         (b)     Videotron Holdings PLC
                          11.125%, 2004             1,720            1,161
                          11.00%,2005               1,000              590
                 Webcraft Technology, Inc.,
                          9.375%, 2002                670              630
                 Young Broadcasting Inc.,
                         11.75%, 2004                 180              202
                 =========================================================
                                                                    53,317


BUSINESS
SERVICES - .7%

                 Comdata Network, Inc.
                          12.50%, 1999              2,100            2,347
                          13.25%, 2002                 80               94
                 Corporate Express Inc.,
                          9.125%, 2004                940              935
                 Monarch Marking, 12.50%, 2003        880              917
                 Outdoor Systems, 10.75%, 2003      1,170            1,120
                 =========================================================
                                                                     5,413
CHEMICALS - 1.5%

                 Agriculture Mining and
                          Chemicals, Inc.,
                          10.75%, 2003                710              760
                 Arcadian Partners, L.P.,
                          10.75%, 2005              1,380            1,490
                 Atlantis Group, Inc.,
                          11.00%, 2003              1,198            1,096
                 G-I Holdings Inc., zero
                          coupon, 1998              2,300            1,713
                 Huntsman Corporation,
                          10.625%, 2001               500              544
                 Pioneer Americas Acquisition
                          Corp., 13.375%, 2005      1,020            1,051
                 Rexene Corporation, 11.75%,
                          2004                      1,700            1,811
                 UCC Investors Holdings,
                          Inc., 10.50%, 2002        2,500            2,569
                 =========================================================
                                                                    11,034

COMMUNICATIONS - 2.2%

                 CAI Wireless Systems,
                          12.25%, 2002              1,000            1,060
         (b)     Call-Net Enterprises Inc.,
                          13.25%, 2004                850              608
         (a)(b)  Celcaribe, S.A., 13.50%, 2004      1,050              935
         (b)     Cellular, Inc., 11.75%, 2003         705              550
                 Commnet Cellular, 11.25%, 2005       370              387
         (b)     Intelcom Group, Inc.,
                          13.50%, 2005              1,220              689
                 Intermedia Communications
                          of Florida, Inc.,
                          13.50%, with
                          warrants, 2005            1,060            1,145
                 IXC Communication Services,
                          12.50%, 2005              1,640            1,665
                 Paging Network
                          11.75%, 2002              1,655            1,830
                          10.125%, 2007             1,290            1,377
         (b)     PanAmSat, L.P., 11.375%, 2003      2,680            2,117
                 Rogers Cantel, 11.125%, 2002       3,241            3,419
                 USA Mobile Communications,
                          Inc. II, 14.00%, 2004     1,020            1,178
                 =========================================================
                                                                    16,960
CONSTRUCTION
MATERIALS - 2.2%
                 American Standard Inc.
                          10.875%, 1999               870              948
                          11.375%, 2004             2,580            2,851
                          9.25%, 2016                 200              207


Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
                                                  PRINCIPAL
CORPORATE OBLIGATIONS                              AMOUNT            VALUE
--------------------------------------------------------------------------
         (b)     Building Materials Corporation
                          of America,
                          11.75%, 2004             $2,700           $1,768
                 Nortek, Inc., 9.875%, 2004         1,400            1,306
                 Triangle Pacific Corp.,
                          10.50%, 2003              1,800            1,877
                 Waxman Industries, Inc.
                          12.25%, 1998              1,160            1,125
                          13.75%, 1999              4,227            3,466
         (b)              12.75%, 2004              7,552            3,021
         (a)              223,000 warrants
                          expiring 2004                                 28
==========================================================================
                                                                    16,597

CONSUMER PRODUCTS
AND SERVICES - 3.4%

                 Beatrice Foods, Inc.,
                          12.00%, 2001              2,300              644
                 Black and Decker Corp.,
                           7.50%, 2003              4,000            4,137
                 Cinemark USA, Inc.,
                          12.00%, 2002                893              964
         (b)     Dr. Pepper Bottling Holdings,
                          Inc., 11.625%, 2003       1,290            1,019
                 Grand Union Company,
                          12.00%, 2004                950              912
                 Herff Jones, Inc., 11.00%, 2005      500              517
                 Mid-American Waste Systems Inc.,
                          12.25%, 2003                120              120
                 P&C Food Markets, Inc.,
                          11.50%, 2001                880              863
                 Pathmark Stores, Inc.,
                          11.625%, 2002             2,640            2,746
                 Premier Parks Inc., 12.00%, 2003     520              537
                 Ralph's Grocery Company
                          10.45%, 2004                870              873
                          13.75%, 2005              3,200            3,380
                 RJR Nabisco, 8.75%, 2005           3,500            3,475
         (b)     Six Flags Theme Park,
                          12.25%, 2005              3,070            2,402
                 Van De Kamps, Inc., 12.00%, 2005     600              614
                 West Point Stevens Inc.,
                          9.375%, 2005              2,780            2,773
==========================================================================
                                                                    25,976

DRUGS AND HEALTH
CARE - 1.4%
                 Amerisource Distribution Corp.,
                          11.25%, 2005                788              859
                 Charter Medical Corporation,
                          11.25%, 2004              1,220            1,319
                 Dade International Inc.,
                          13.00%, 2005                880              968
                 Graphic Controls, 12.00%, 2005       570              583
                 Ornda Healthcorporation
                          12.25%, 2002              1,240            1,364
                          11.375%, 2004               900            1,003
                 Tenet Healthcare
                          9.625%, 2002                540              582
                          8.625%, 2003              2,500            2,563
                          10.125%, 2005             1,450            1,566
==========================================================================
                                                                    10,807

ENERGY AND RELATED
SERVICES - 1.9%

                 Chesapeake Energy Corporation,
                          10.50%, 2002                960              967
                 Commonwealth Edison Co.,
                          8.125%, 2007              1,750            1,799
                 Empire Gas Corporation, 7.00%,
                          with warrants, 2004       1,000              826
                 Gerrity Oil & Gas, 11.75%, 2004      660              615
                 Gulf Canada Resources Limited,
                          9.25%, 2004                 770              776
                 Gulf States Steel, 13.50%,
                          with warrants, 2003       1,270            1,191


Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
                                                  PRINCIPAL
CORPORATE OBLIGATIONS                              AMOUNT           VALUE
--------------------------------------------------------------------------
                 HS Resources, 9.875%, 2003        $  620           $  608
                 Parker and Parsley, 8.25%, 2007    4,000            4,166
                 Sante Fe Energy Resources, Inc.,
                          11.00%, 2004                300              326
                 TransTexas Gas Corporation,
                          11.50%, 2002              2,590            2,707
==========================================================================
                                                                    13,981

FINANCIAL SERVICES,
HOME BUILDERS AND
REAL ESTATE - 2.3%

                 Continental Homes Holding,
                          12.00%, 1999                780              825
                 The Forecast Group L.P.,
                          11.375%, 2000               800              480
                 Hovnanian Kent, 11.25%, 2002       1,594            1,498
                 J.M. Peters, 12.75%,
                          with warrants, 2002         550              501
                 KFW International Finance,
                          6.00%, 1999
                          (principal amount
                          in Japanese Yen)        450,000            5,169
                 IBRD, 4.75%, 2004
                          (principal amount
                          in Japanese Yen)        700,000            7,864
                 The Presley Companies,
                          12.50%, 2001              1,680            1,361
==========================================================================
                                                                    17,698


HOTEL AND GAMING - 1.3%

                 Bally's Park Place Funding,
                          Inc., 9.25%, 2004         2,660            2,627
                 Empress River Casino,
                          10.75%, 2002              1,070            1,075
                 Players International Inc.,
                          10.875%, 2005               360              342
                 Rio Hotel and Casino, Inc.,
                          10.625%, 2005               500              489
         (b)     Santa Fe Hotel, Inc.,
                          11.00%, 2000                842              598
                 Trump Taj Mahal, PIK,
                          11.35%, 1999              4,963            4,460
==========================================================================
                                                                     9,591

MANUFACTURING,
METALS AND
MINING - 2.8%
                 Aftermarket Technology,
                          12.00%, 2004              1,180            1,247
                 Bluebird Body Company,
                          11.75%, 2002              1,560            1,599
                 Crain Industries, Inc.,
                          13.50%, 2005                700              723
                 Day International Group Inc.,
                          11.125%, 2005             1,020            1,040
                 Fairfield Manufacturing Company,
                          11.375%, 2001               890              841
                 Foamex L.P.
                          9.50%, 2000               1,450            1,436
                          11.25%, 2002                800              816
         (b)     Foamex - JPS Automotive L.P.,
                          14.00%, 2004, with
                          warrants expiring 1999    1,200              672
                 Great Dane Holding Company,
                          12.75%, 2001              1,985            1,836
                 GS Technologies
                          12.00%, 2004              1,810            1,810
                          12.25%, 2005                690              699
                 Jordan Industries, 10.375%, 2003   1,440            1,282
                 Newflo Corporation, 13.25%, 2002   1,070            1,097
                 NS Group, Inc., 13.50%, 2003         885              739
                 Pace Industries, Inc.,
                          10.625%, 2002               580              536
                 Penda Industries, Inc.,
                          10.75%, 2004                670              559
                 Polymer Group Inc., 12.25%, 2002   1,220            1,263
                 Terra Industries Inc.,
                          10.50%, 2005                600              647
                 Thermadyne Industries, Inc.
                          10.25%, 2002              1,607            1,607
                          10.75%, 2003                682              682
==========================================================================
                                                                    21,131

                                      15

Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
                                                  PRINCIPAL
CORPORATE OBLIGATIONS                              AMOUNT         VALUE
--------------------------------------------------------------------------
PAPER AND FOREST
PRODUCTS AND
CONTAINERS - 2.3%
                 Berry Plastics Corporation,
                          12.25%, with
                          warrants, 2004           $  505           $  536
                 Container Corporation of America,
                          11.25%, 2004              1,595            1,679
                 Crown Paper, 11.00%, 2005          1,000              950
                 Gaylord Container Corporation
                          11.50%, 2001              1,620            1,673
                          418,000 warrants
                          expiring 1996                              3,004
                 Maxxam Group, Inc.
         (b)              12.50%, 2003                150              105
                          11.25%, 2003              1,190            1,184
                 Owens-Illinois, Inc.
                          11.00%, 2003              1,160            1,288
                          9.95%, 2004               2,220            2,320
                          9.75%, 2004               1,490            1,546
                 Repap New Brunswick,
                          10.625%, 2005             1,300            1,326
                 SD Warren Company, 12.00%, 2004      670              740
                 Sweetheart Cup Company, Inc.,
                          10.50%, 2003                950              941
==========================================================================
                                                                    17,292

Retailing - 1.9%
                 Color Tile, Inc., 10.75%, 2001     1,440              562
                 Federated Department Stores, Inc.,
                          10.00%, 2001              4,000            4,280
                 Finlay Fine Jewelry Corporation,
                          10.625%, 2003               780              768
         (b)     International Semi-Tech
                          Microelectronics, Inc.,
                          11.50%, 2003              1,710              876
                 Pamida Holdings., 11.75%, 2003     2,390            1,966
                 Southland Corporation,
                          5.00%, 2003               4,534            3,735
                 Specialty Retailers, Inc.,
                          11.00%, 2003                530              498
                 Thrifty Payless Inc.,
                          11.75%, 2003              1,760            1,892
==========================================================================
                                                                    14,577
TECHNOLOGY - 1.2%

                 Communication and Power Industry,
                          Inc., 12.00%, 2005          550              564
                 Computervision Corporation
                          10.875%, 1997             1,250            1,308
                          11.375%, 1999             3,430            3,559
                 Merisel, Inc., 12.50%, 2004        1,580            1,185
                 Unisys Corporation
                          13.50%, 1997                670              678
                          10.625%, 1999             2,031            1,848
==========================================================================
                                                                     9,142
TRANSPORTATION - 1.5%
                 Burlington Motor Holdings, Inc.,
                          11.50%, 2003              1,490              399
                 Delta Airlines, 9.75%, 2021        4,000            4,573
                 OMI Corp., 10.25%, 2003            1,690            1,487
         (b)     Transtar Holdings, L.P.,
                          13.375%, 2003               670              446
                 United Airlines
                          11.21%, 2004              2,000            2,409
                          9.56%, 2018               2,000            2,130
==========================================================================
                                                                    11,444
==========================================================================
                 TOTAL CORPORATE OBLIGATIONS--34.9%
                 (Cost: $265,262)                                 $263,714
==========================================================================


Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------
                                               NUMBER OF SHARES
                                              OR PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------
COMMON STOCKS AND
PREFERRED STOCKS

                 BCP/Essex Holding, PIK            19,712 shs.      $  527
         (c)     Gaylord Container Corporation    228,376            1,741
         (c)     Grand Union Company               62,037              667
         (c)     Speciality Equipment
                          Companies, Inc.          82,900              881
         (c)     Thrifty Payless Inc.              25,650              102
                 Walter Industries, Inc.           55,177              753
==========================================================================
                 TOTAL COMMON AND PREFERRED STOCK--.6%
                 (Cost: $5,690)                                      4,671
==========================================================================


MONEY MARKET
INSTRUMENTS
                 Yield - 5.81-5.95%
                 Due-November 1995

                 Baxter International Inc.          $ 9,000          9,000
                 Conagra, Inc.                        1,000            998
                 Enserch Corporation                 11,780         11,780
                 Finova Capital Corporation           1,500          1,500
                 Quaker Oats Company                  6,700          6,694
==========================================================================
                 TOTAL MONEY MARKET INSTRUMENTS--4.0%
                 (Cost: $29,972)                                    29,972
==========================================================================
                 TOTAL INVESTMENTS--107.8%
                 (Cost: $801,956)                                  813,349
==========================================================================
                 LIABILITIES, LESS CASH AND OTHER ASSETS--(7.8%)   (59,127)
==========================================================================
                 Net assets--100%                                 $754,222
==========================================================================

--------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------
(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At October 31, 1995, the value of the Fund's restricted securities was $963,000, which represented .13% of net assets.

                                                   PRINCIPAL
                                                   AMOUNT
                                  DATE OF          OR NUMBER        UNIT
SECURITY DESCRIPTION              ACQUISITION      OF SHARES        COST
--------------------              -----------      ---------        ----
Celcaribe, 13.50%, 2004           May, 1995        $1,050,000       $0.80
-------------------------------------------------------------------------
Waxman Industries, Inc.,
  warrants                       June, 1994           222,607 shs.   2.00
-------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $801,956,000, for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $26,712,000, the aggregate gross unrealized depreciation was $15,319,000 and the net unrealized appreciation of investments was $11,393,000.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER DIVERSIFIED INCOME FUND

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Diversified Income Fund as of October 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Diversified Income Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

Chicago, Illinois
November 28, 1995

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
(IN THOUSANDS)


-----------------------------------------------------------
ASSETS
-----------------------------------------------------------
Investments, at value
(Cost: $801,956)                                  $ 813,349
Cash                                                  4,933
Receivable for:
 Fund shares sold                                       982
 Investments sold                                    12,458
 Interest                                            16,095
TOTAL ASSETS                                        847,817
===========================================================

-----------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------
Payable for:
 Fund shares redeemed                                   838
 Investments purchased                               91,648
 Management fee                                         354
 Distribution services fee                              160
 Administrative services fee                            135
 Custodian and transfer agent fees
   and related expenses                                 405
 Other                                                   55
  Total liabilities                                  93,595
NET ASSETS                                        $ 754,222
===========================================================

-----------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------
Paid-in capital                                   $ 983,127
Accumulated net realized loss on
  sales of investments and foreign
  currency transactions                            (256,135)
Net unrealized appreciation on
  investments and assets and
  liabilities in foreign currencies                  11,173
Undistributed net investment income                  16,057
NET ASSETS APPLICABLE TO SHARES OUTSTANDING       $ 754,222
===========================================================

-----------------------------------------------------------
THE PRICING OF SHARES
-----------------------------------------------------------
CLASS A SHARES
 Net asset value and redemption price per share
 ($498,325 % 83,341 shares outstanding)               $5.98
-----------------------------------------------------------
 Maximum offering price per share
 (net asset value, plus 4.71% of
 net asset value or 4.50% of offering price)          $6.26
-----------------------------------------------------------
CLASS B SHARES
 Net asset value and redemption price
 (subject to contingent deferred sales charge)
 per share ($252,885 % 42,296 shares outstanding)     $5.98
-----------------------------------------------------------
CLASS C SHARES
 Net asset value and redemption price per share
 ($3,012 % 502 shares outstanding)                    $6.00
===========================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
(IN THOUSANDS)

------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------
Interest income                                           $ 77,959
Expenses:
 Management fee                                              4,152
 Distribution fee                                            1,939
 Administrative services fee                                 1,577
 Custodian and transfer agent fees and
   related expenses                                          2,588
 Professional fees                                              50
 Reports to shareholders                                       150
 Trustees' fees and other                                       72
   Total expenses                                           10,528
NET INVESTMENT INCOME                                       67,431
==================================================================

------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------
 Net realized loss on sales of investments
   and foreigncurrency transactions
   (including options purchased)                            (7,673)
 Net realized gain from futures transactions                 7,410
 Net realized loss from options written                       (121)
  Net realized loss                                           (384)
 Change in net unrealized depreciation
   on investments and assets and liabilities
   in foreign currencies                                    20,625
Net gain on investments                                     20,241
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 87,672
==================================================================

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                             YEAR ENDED OCTOBER 31,
                                                1995        1994
------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------
 Net investment income                        $ 67,431      44,924
 Net realized loss                                (384)    (44,410)
  Change in net unrealized depreciation         20,625       4,872
Net increase in net assets
  resulting from operations                     87,672       5,386
Dividends to shareholders from net
  investment income                            (60,998)    (43,835)
Net increase (decrease) from capital share
  transactions                                 (10,466)    447,951
Total increase in net assets                    16,208     409,502
------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------
Beginning of year                              738,014     328,512
END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $16,057 AND
$2,200, RESPECTIVELY)                         $754,222     738,014
==================================================================

Notes to Financial Statements

1 DESCRIPTION OF THE FUND    Kemper Diversified Income Fund is an open-end
                             management investment company organized as a business trust under the laws of Massachusetts.
                             The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class
                             A shares and do not convert into another class.
                             Class I shares (none sold through October 31,
                             1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                             Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
                             Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain or loss from investments and foreign currency transactions, as appropriate.

Notes to Financial Statements

                        INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                        The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At October 31, 1995 the Fund had $60,156,000 in purchase commitments outstanding (8% of net assets), with a corresponding amount of assets designated.

                        FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                        FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended October 31, 1995. The accumulated net realized loss on sales of investments for federal income tax purposes at October 31, 1995, amounting to approximately $255,985,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period
                        1996 through 2003.

                        Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                        Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

Notes to Financial Statements

3 TRANSACTIONS          MANAGEMENT AGREEMENT. The Fund has a management
  WITH AFFILIATES       agreement with KFS, and pays a management fee at an
                        annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion.
                        The Fund incurred a management fee of $4,152,000 for the year ended October 31, 1995.

                        UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT.
                        The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS ALLOWED
                                                  COMMISSIONS      BY KDI TO RETAIL FIRMS     COMMISSIONS PAID
                                                 RETAINED BY KDI   (INCLUDING AFFILIATES)   TO AFFILIATES OF KDI
                                                 ---------------    --------------------    --------------------
                        Year ended
                        October 31, 1995             $75,000               462,000                68,000

                        For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and CDSC received in connection with the redemption of Class B shares are as follows:


                                                                             COMMISSIONS AND
                                                        DISTRIBUTION FEES  DISTRIBUTION FEES PAID
                                                            AND CDSC          BY KDI TO FIRMS           AMOUNTS PAID
                                                         RECEIVED BY KDI   (INCLUDING AFFILIATES)    TO AFFILIATES OF KDI
                                                         ---------------    --------------------     --------------------
                                  Year ended
                                  October 31, 1995             $2,627,000          1,169,000                134,000


                        ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID
                                                 ASF PAID BY       BY KDI TO FIRMS            ASF PAID
                                               THE FUND TO KDI  (INCLUDING AFFILIATES)   TO AFFILIATES OF KDI
                                               ---------------   --------------------    --------------------
                        Year ended
                        October 31, 1995          $1,577,000          1,582,000               203,000

                        SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder service fees of $1,650,000 to KSvC.

Notes to Financial Statements

                        OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended October 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

4 INVESTMENT            For the year ended October 31, 1995, investment
  TRANSACTIONS          transactions (excluding short-term instruments) are as
                        follows (dollars in thousands):

                        Purchases                                                   $2,070,892
                        Proceeds from sales                                          2,046,951

                        Options written:                             Contracts        Premiums
                        ----------------------------------------------------------------------
                        Options outstanding at beginning of period         --               --
                        Option contracts written                           520            $244
                        Options terminated by repurchases                  520             244
                        Options outstanding at end of period               --               --

5 CAPITAL SHARE         The following table summarizes the activity in
  TRANSACTIONS          capital shares of the Fund (in thousands):


                                                      YEAR ENDED OCTOBER 31,
                                                   1995                  1994
                                            ------------------    ------------------
                                            SHARES      AMOUNT    SHARES      AMOUNT
                        -------------------------------------------------------------
                        SHARES SOLD
                        -------------------------------------------------------------
                        Class A             15,745   $  91,132    17,927   $ 109,172
                        Class B             12,618      73,317     6,340      37,396
                        Class C                458       2,660       207       1,213
                        -------------------------------------------------------------
                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                        -------------------------------------------------------------
                        Class A              4,342      25,151     3,499      21,004
                        Class B              2,146      12,431       945       5,527
                        Class C                 21         124         2           9
                        -------------------------------------------------------------
                        SHARES REDEEMED
                        -------------------------------------------------------------
                        Class A            (23,466)   (136,212)  (16,549)   (119,150)
                        Class B            (13,450)    (78,345)   (8,506)    (49,888)
                        Class C               (125)       (724)      (62)       (361)
                        -------------------------------------------------------------
                        CONVERSION OF SHARES
                        -------------------------------------------------------------
                        Class A              4,551      26,461     3,247      19,062
                        Class B             (4,551)    (26,461)   (3,246)    (19,062)
                        -------------------------------------------------------------
                        SHARES ISSUED IN ACQUISITION (A)
                        -------------------------------------------------------------
                        Class A                --          --     24,583     146,076
                        Class B                --          --     49,999     296,953
                        NET INCREASE
                        (DECREASE) FROM CAPITAL
                        SHARE TRANSACTIONS            $(10,466)            $ 447,951
                        ============================================================

                        (a) On May 27, 1994, the Fund acquired the assets of Kemper Investment Portfolios-Diversified Income Portfolio in a tax-free exchange.

Notes to Financial Statements

6  FINANCIAL FUTURES CONTRACTS

In order to take advantage of anticipated market conditions, the Fund has entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At October 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $1,171,000. At October 31, 1995, the Fund had outstanding financial futures contracts as follows (in thousands):

                 FACE                              EXPIRATION       GAIN AT
TYPE             AMOUNT           POSITION         MONTH            10/31/95
----------------------------------------------------------------------------
U.S Treasury
Securities       $67,000          Long             December         $997

7  FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect itself against a decline in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1995, the Fund had outstanding forward currency contracts as follows (in thousands):

FOREIGN CURRENCY         CONTRACT AMOUNT      SETTLEMENT      UNREALIZED LOSS
TO BE DELIVERED          IN U.S. DOLLARS         DATE            10/31/95
----------------------------------------------------------------------------
102,000 French Franc         $20,581          October 1996         $220


Financial Highlights

                                                                          CLASS A
                                ------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                   1995      1994      1993       1992       1991
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $  5.77     6.23      5.65       5.47       4.14
Income from investment operations:
 Net investment income                               .55      .52       .59        .63        .60
 Net realized and unrealized gain (loss) on
 investments and foreign currency                    .16     (.45)      .58        .14       1.36
Total from investment operations                     .71      .07      1.17        .77       1.96
Less distribution from net
 investment income                                   .50      .53       .59        .59        .63
Net asset value, end of year                     $  5.98     5.77      6.23       5.65       5.47
==================================================================================================
TOTAL RETURN                                       12.90%    1.02     21.60      14.59      50.58
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                            1.09%    1.12      1.10       1.19       1.21
Net investment income                               9.43     8.81      9.74      11.02      13.41

                                                                         Class B
                                ------------------------------------------------------------------
                                                            YEAR ENDED          MAY 31, 1994 TO
                                                         OCTOBER 31, 1995      OCTOBER 31, 1994
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.77                 5.94
Income from investment operations:
 Net investment income                                           .49                  .19
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                            .16                 (.17)
Total from investment operations                                 .65                  .02
Less distribution from net investment income                     .44                  .19
Net asset value, end of period                                $ 5.98                 5.77
==================================================================================================
TOTAL RETURN (not annualized)                                  11.87%                 .35
--------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                                        2.04%                1.97
Net investment income                                           8.48                 8.01

Financial Highlights

                                                                        CLASS C
                                ---------------------------------------------------------------
                                                            YEAR ENDED        MAY 31, 1994 TO
                                                         OCTOBER 31, 1995    OCTOBER 31, 1994
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.79             5.95
Income from investment operations:
 Net investment income                                            .50              .20
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                             .16             (.17)
Total from investment operations                                  .66              .03
Less distribution from net investment income                      .45              .19
Net asset value, end of period                                $  6.00             5.79
==============================================================================================
TOTAL RETURN (not annualized)                                   11.95%             .55
-----------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                                         1.84%            1.96
Net investment income                                            8.68             8.02

--------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                                  1995       1994      1993      1992      1991
Net assets at end of year (in thousands)        $754,222    738,014   328,512   244,620   227,625
Portfolio turnover rate                              286%       179        80        57        20

Note: Total return does not reflect the effect of any sales charges.

Trustees and Officers

TRUSTEES                     OFFICERS

STEPHEN B. TIMBERS           JOHN E. PETERS                JEROME L. DUFFY
President and Trustee        Vice President                Treasurer

DAVID W. BELIN               J. PATRICK BEIMFORD, JR.      ELIZABETH C. WERTH
Trustee                      Vice President                Assistant Secretary

LEWIS A. BURNHAM             ROBERT S. CESSINE
Trustee                      Vice President

DONALD L. DUNAWAY            GORDON K. JOHNS
Trustee                      Vice President

ROBERT B. HOFFMAN            MICHAEL A. MCNAMARA
Trustee                      Vice President

DONALD R. JONES              HARRY E. RESIS, JR.
Trustee                      Vice President

DAVID B. MATHIS              JONATHAN W. TRUTTER
Trustee                      Vice President

SHIRLEY D. PETERSON          PHILIP J. COLLORA
Trustee                      Vice President
                             and Secretary
WILLIAM P. SOMMERS
Trustee                      CHARLES F. CUSTER
                             Vice President and
                             Assistant Secretary


--------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141
                                  1-800-621-1048

--------------------------------------------------------------------
INVESTMENT MANAGER                KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  120 South LaSalle Street
                                  Chicago, IL 60603

--------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

--------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

[RECYCLE LOGO]                                        [KEMPER MUTUAL FUNDS LOGO]
Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.                                   1006820
KSIGF - 2 (12/95)                                         Printed in the U.S.A.